UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2007

                            State Street Corporation
        ................................................................
             (Exact name of registrant as specified in its charter)

     Massachusetts                 001-07511                 04-2456637
.........................   ........................    .........................
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                        Identification Number)

        One Lincoln Street, Boston, Massachusetts             02111
        .................................................................
         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (617) 786-3000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.      Results of Operations and Financial Condition.

         On July 17, 2007, State Street Corporation issued a news release announcing its results of operations and related financial information for the second quarter of 2007. A copy of that news release is furnished herewith as
Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

         State Street Corporation's news release dated July 17, 2007, announcing second quarter 2007 results of operations and related financial information, is furnished herewith as Exhibit 99.1.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STATE STREET CORPORATION

                                          By:      /s/ James J. Malerba
                                          --------------------------------------
                                          Name:    James J. Malerba
                                          Title:   Senior Vice President and
                                                   Corporate Controller


Date: July 17, 2007

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1             News release dated July 17, 2007, announcing second quarter
                 2007 results of operations and related financial information.